SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Genasys Inc.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

16262 West Bernardo Drive

San Diego, California 92127

(858) 676-1112

January 28, 2026

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Tuesday, March 17, 2026, at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting www.proxydocs.com/GNSS and registering. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

To attend the Annual Meeting, you must enter the control number on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), and register at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026, 5:00 p.m., Eastern Time. Whether or not you plan to attend the virtual Annual Meeting, we urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares via the internet or by telephone by following the instructions on the proxy card, the website listed above or the Notice of Internet Availability. If you request a paper copy of the proxy materials, you may vote your shares by completing, signing, dating, and returning the proxy card. If you decide to attend the virtual Annual Meeting and you are a registered stockholder, you will be able to vote at the Annual Meeting by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026, 5:00 p.m., Eastern Time, even if you have previously submitted your proxy.

Thank you for your support and continued interest in Genasys Inc.

Sincerely, Richard H. Osgood III Chairman of the Board

16262 West Bernardo Drive

San Diego, California 92127

(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MARCH 17, 2026

TO THE STOCKHOLDERS OF GENASYS INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Genasys Inc., a Delaware corporation (the “Company”), will be held on Tuesday, March 17, 2026 at 9:00 a.m., Pacific Time. The Annual Meeting is a virtual meeting of stockholders which means that you are able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026, 5:00 p.m., Eastern Time. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:

1.
To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.
To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026;
3.
To consider an advisory vote on the compensation of our named executive officers; and
4.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business, Eastern Time, on Wednesday, January 21, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record present, via live webcast, at the Annual Meeting or who have submitted a valid proxy via the internet, by telephone or by mail will be deemed to be present, via live webcast, to vote at the Annual Meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (the “SEC”)’s “Notice and Access” rule that allows us to provide stockholders with notice of their ability to access proxy materials via the internet. Under this process, on or about February 3, 2026, we will send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to certain of our stockholders informing them that our Proxy Statement, Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and voting instructions will be available on the internet as of the same date. The Proxy Statement will also be made publicly available through the SEC’s EDGAR system at www.sec.gov on or about January 28, 2026. As more fully described in the Notice of Internet Availability, all stockholders may choose to access our proxy materials via the internet or may request printed materials.

Sincerely, Richard H. Osgood III Chairman of the Board

San Diego, California

January 28, 2026

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES IN ADVANCE USING ONE OF THE METHODS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE VIA LIVE WEBCAST IF YOU ATTEND THE VIRTUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MARCH 17, 2026.

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED

SEPTEMBER 30, 2025 ARE AVAILABLE AT www.proxydocs.com/GNSS.

GENASYS INC.

16262 West Bernardo Drive, San Diego, California 92127

(858) 676-1112

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, March 17, 2026

INFORMATION CONCERNING

PROXY SOLICITATION AND THE ANNUAL MEETING

This Proxy Statement and the related proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Genasys Inc., a Delaware corporation (the “Company”), of proxies for use at the 2026 Annual Meeting of Stockholders to be held on Tuesday, March 17, 2026, at 9:00 a.m., Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting is a virtual meeting of stockholders, which means that the Annual Meeting will be conducted via live webcast and that you will be able to participate in the Annual Meeting, by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026, 5:00 p.m., Eastern Time. Because the Annual Meeting is virtual and being conducted electronically, stockholders may not attend the Annual Meeting in person.

We intend to provide this Proxy Statement and Notice of Annual Meeting to our stockholders over the internet. This reduces our environmental impact and our costs, while ensuring our stockholders have timely access to this important information. Accordingly, on or about February 3, 2026, we will send to all stockholders of record entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). Beneficial owners of our shares will receive a Notice of Internet Availability on behalf of the brokers, banks or other intermediaries through which they hold shares.

QUESTIONS AND ANSWERS REGARDING

THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Richard S. Danforth, our Chief Executive Officer, and Cassandra L. Hernandez-Monteon, our Chief Financial Officer and Secretary (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the U.S. Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Why is the Annual Meeting being held virtually?

The Annual Meeting will be held virtually because it enables increased stockholder accessibility, while improving meeting efficiency and reducing costs. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world.

What if I have technical or other “IT” problems logging into or participating during the Annual Meeting live webcast?

We have established a toll-free technical support “help line” that can be accessed by any stockholder who experiences any problems logging into or participating during the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the toll-free telephone number that will be shown on the login page for the virtual Annual Meeting and a member of the technical support team will assist you.

How can I participate and ask questions at the Annual Meeting?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would have at an in-person meeting. In order to submit a question at the Annual Meeting, you will need to login to the live webcast. Once you are logged in, you may submit questions online before and during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the meeting. All appropriate questions asked during the Annual Meeting will be read and addressed during the meeting. Stockholders are encouraged to login to the live webcast at least 15 minutes prior to the scheduled start time of the Annual Meeting to test their internet connectivity.

Who can vote at the Annual Meeting?

We have designated a record date of Wednesday, January 21, 2026 for the Annual Meeting. Only stockholders of record at the close of business on the record date (Eastern Time) will be entitled to notice of and to vote at the Annual Meeting, via live webcast at www.proxydocs.com/GNSS. At the close of business (Eastern Time) on Wednesday, January 21, 2026, we had outstanding and entitled to vote 45,212,311 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholder of Record - Shares Registered in Your Name

If, at the close of business (Eastern Time) on the record date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly, Issuer Direct Corporation), then you are a stockholder of record. As a stockholder of record, you may vote at www.proxydocs.com/GNSS, at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by voting via the internet or by telephone by following the instructions provided on the related proxy card, the website www.proxydocs.com/GNSS or the Notice of Internet Availability. If you request a paper copy of the proxy materials, you may vote by completing, signing, dating and returning the proxy card. Simply follow the instructions for each voting method.

Beneficial Owner - Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business (Eastern Time) on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting, via live webcast by visiting and registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026, 5:00 p.m., Eastern Time. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal 2) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the virtual Annual Meeting, via live webcast, if you were a stockholder as of the close of business (Eastern Time) on Wednesday, January 21, 2026, or you have authority to vote under a valid proxy for the Annual Meeting. You must visit and register at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026, 5:00 p.m., Eastern Time. In order to register, you must use the control number that appears on your proxy/voting instruction card, the Notice of Internet Availability, or the email sending you the link to the proxy materials, as applicable. Approximately one hour prior to the meeting start time, all pre-registered stockholders will receive an email containing a unique URL link gaining them access to the meeting – as well as a link giving them the ability to vote during the meeting. To log in, you will need to follow the subsequent instructions you receive via this email communication. The virtual meeting platform is fully supported across browsers (Chrome, Firefox, Edge and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. If you encounter any technical difficulties logging onto or during the meeting, there will be a toll-free technical support “help line” to assist you. Technical support will be available 15 minutes prior to the start time of the meeting and through the conclusion of the meeting.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, stockholders eligible to vote will consider and vote upon (1) the election of five directors to serve for the next annual meeting of stockholders and until their successors are elected, (2) the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026, (3) an advisory vote on the compensation of our named executive officers, and (4) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the Board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board recommends that you vote:

•
FOR each of the nominees for director named in this Proxy Statement to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified (see page 6);
•
FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ended September 30, 2026 (see page 15); and
•
FOR the approval, on an advisory basis, of the compensation of our executive officers (see page 16).

What vote is required to approve each matter and how are votes counted?

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•
Election of Directors. The five nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. You may vote either FOR all of the nominees, FOR any one or more of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not count as votes cast for purposes of this proposal, and as a result, withheld votes will have no effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have no effect on the outcome of this proposal.
•
Ratification of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2026. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have no effect on the outcome of this proposal.
•
Advisory vote on executive compensation. The affirmative vote of a majority of shares votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will not count as votes cast for purposes of this proposal and, as a result, abstentions will have no effect on the outcome of this proposal. Broker non-votes are not considered entitled to vote on this proposal and, as a result, broker non-votes will have no effect on the outcome of this proposal.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting, via live webcast. To make sure that your shares are represented, we urge you to vote as promptly as possible by voting via the internet or by telephone by following the instructions provided on the related proxy card, the website www.proxydocs.com/GNSS or the Notice of Internet Availability. If you request a paper copy of the proxy materials, you may vote by completing, signing, dating and returning the proxy card.

If you are a stockholder of record, there are four ways to vote:

•
By calling the toll-free telephone number indicated at www.proxydocs.com/GNSS or on the proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,
•
By going to the internet website indicated on the Notice of Internet Availability. As with telephone voting, you can confirm that your instructions have been properly recorded,
•
By requesting a paper copy of the proxy materials by following the instructions on the Notice of Internet Availability and signing, dating and returning the related proxy card on or before March 6, 2026, or
•
By voting at the virtual Annual Meeting, by following the instructions you receive via email after you register at www.proxydocs.com/GNSS, prior to the deadline of Friday, March 13, 2026 at 5:00 p.m., Eastern Time.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, you may vote by following the instructions after registering at www.proxydocs.com/GNSS prior to the deadline of Friday, March 13, 2026 at 5:00 p.m., Eastern Time. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•
you may submit another properly executed proxy by telephone, by internet or by signing, dating and returning a later dated proxy card,
•
you may send a written notice that you are revoking your proxy to our Secretary at 16262 West Bernardo Drive, San Diego, California 92127, or
•
you may attend the virtual Annual Meeting and vote by following the instructions you receive via email (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business (Eastern Time) on the record date are represented by stockholders present at the meeting or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. At the close of business (Eastern Time) on the record date, there were 45,212,311 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 22,606,156 shares must be represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have No effect on the business that may be conducted at the Annual Meeting.

What if I do not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a stockholder of record and you return a signed proxy card or vote by another method specified thereunder or at www.proxydocs.com/GNSS but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card or vote by another method specified thereunder, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1), and the advisory vote on executive compensation (Proposal 3) are considered “non-routine” under applicable rules. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal year 2026 (Proposal 2) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card or Notice of Internet Availability?

If you hold your shares in more than one account, you will receive a proxy card or Notice of Internet Availability for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the internet or by telephone following the instructions provided on the proxy card or Notice of Internet Availability for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as one of our directors, see the information set forth in “Stockholder Proposals” and “Stockholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2025?

You may access an electronic copy of the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended September 30, 2025 at: www.proxydocs.com/GNSS.

PROPOSAL ONE

ELECTION OF DIRECTORS

Amended and Restated Cooperation Agreement with Nicoya

On December 19, 2025, the Company entered into an Amended and Restated Cooperation Agreement (the “A&R Cooperation Agreement”) with Nicoya Capital LLC, Nicoya Fund LLC and Nicoya Genasys-SPV LLC (collectively, the “Investor Parties”), affiliates of Company director R. Rimmy Malhotra, which amended and restated the terms of the Cooperation Agreement, dated as of January 14, 2025, by and between the Company and the Investor Parties (the “Original Cooperation Agreement”). Mr. Malhotra initially joined the Board in accordance with the terms of the Original Cooperation Agreement. Under the A&R Cooperation Agreement, the Company agreed to, among other things, nominate Richard S. Danforth, Susan Lee Schmeiser, William H. Dodd, W. Craig Fugate and Mr. Malhotra for election to the Board at the Annual Meeting and to collaborate with the Investor Parties in good faith to identify a mutually acceptable nominee for membership on the Board to serve as a director and to be appointed as Chair of the Audit Committee of the Board, subject to securities laws and exchange rules.

The A&R Cooperation Agreement also provides for Richard H. Osgood III and Mark Culhane to serve on the Company’s strategic advisory committee beginning with the date of the Annual Meeting, and for Mr. Malhotra to serve as interim Chair of the Audit Committee in the event a mutually acceptable director nominee is not identified and agreed upon prior to the filing of the Company’s quarterly report for the period ending June 30, 2026.

Pursuant to the A&R Cooperation Agreement, the Investor Parties agreed to abide by certain standstill restrictions during the term of the A&R Cooperation Agreement. The A&R Cooperation Agreement also includes procedures regarding any replacement of Mr. Malhotra during the term of the agreement and a mutual non-disparagement provision. The A&R Cooperation Agreement will remain effective until the earlier of (a) the date that is 15 calendar days prior to the deadline set forth in the Company’s restated bylaws for the stockholder nomination of director candidates for election to the Board at the Company’s 2027 annual meeting of stockholders, (b) any material breach of the A&R Cooperation Agreement by the Investor Parties, Mr. Malhotra or any director appointed to replace Mr. Malhotra not being cured within five business days’ written notice by the Company to the Investor Parties; provided that the Company is not then in material breach of the A&R Cooperation Agreement, or (c) applicable at any time beginning with the Annual Meeting, five days after the resignation of Mr. Malhotra from the Board and simultaneous delivery by the Investor Parties to the Company of a written representation that the Investor Parties irrevocably waive their right to appoint a director to replace Mr. Malhotra.

The foregoing is not a complete description of the A&R Cooperation Agreement. For a copy of such agreement, please see our Current Report on Form 8-K filed with the SEC on December 29, 2025.

Director Nominees

The Board currently consists of seven directors, Richard S. Danforth, Susan Lee Schmeiser, Richard H. Osgood III, Mark Culhane, William H. Dodd, W. Craig Fugate and R. Rimmy Malhotra. Each of the Company’s current directors was elected to our Board at the 2025 annual meeting of stockholders. The Board, upon recommendation by our Nominating and Corporate Governance Committee and in accordance with the A&R Cooperation Agreement, has nominated five directors for election to our Board – Messrs. Danforth, Dodd, Fugate and Malhotra and Ms. Schmeiser. The Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and duly qualified, or until such director’s earlier death, resignation or removal.

On January 26, 2026, consistent with the leadership structure reflected in the A&R Cooperation Agreement, the Board reduced the number of Board seats from seven to six, effective upon the occurrence of the Annual Meeting.

We encourage our Board members to attend our Annual Meeting of stockholders. All nominees who were members of the Board at the time attended the 2025 Annual Meeting of stockholders virtually.

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each member of the Board may have a variety of reasons for believing a particular person would be an appropriate Board member, and these views may differ from the views of other members of the Board.

Name	Age	Position and Offices	Director Since
Richard S. Danforth	66	Chief Executive Officer and Director	2017
William H. Dodd (1)(2)	69	Director	2024
W. Craig Fugate (3)	66	Director	2024
R. Rimmy Malhotra (1)	50	Director	2025
Susan Lee Schmeiser (1)(3)	49	Director	2021

(1)
Member of Audit Committee
(2)
Member of Compensation Committee
(3)
Member of Nominating and Corporate Governance Committee

Richard S. Danforth, age 66, was appointed Chief Executive Officer of the Company in August 2016. Mr. Danforth formed the strategic business consulting firm, RsD Aero, Ltd., in 2014, which provided consulting services for the Defense, Aerospace, Space and Transportation sectors, with an emphasis on M&A and Transatlantic trade. He served at DRS Technologies as Group President of DRS Integrated Defense Systems & Service (2013 – 2014); Chief Executive Officer, President and Board Member of DRS Defense Solutions (2008 – 2012); President, Command Control & Communication (2005 – 2008); President, Navy Electronics & Intelligence Systems (2004 – 2005); and Executive Vice President, Electronics Systems Group (2002 – 2004). He began his career at Raytheon in 1982 and held various manufacturing, quality assurance and program manager positions until 1996. Mr. Danforth was then appointed Vice President of Operations for Raytheon Aircraft Company (1996 – 2000). In 2000, he was named Senior Vice President of Raytheon Aircraft Company’s Commercial Aircraft Business division, where he led a staff of 370 sales, marketing and customer service personnel. Mr. Danforth holds a B.S. in Industrial Technology from the University of Massachusetts Lowell and a Masters in Engineering Management from Western New England College. Mr. Danforth’s extensive business experience with strategy, leadership and execution at large defense companies qualifies him to serve on our Board.

William H. Dodd, age 69, has been a member of the Board since May 2024. Prior to co-founding Dodd and Chaaban Strategies LLC, a Sacramento based consulting firm, in September 2024, Mr. Dodd served in the California State Senate from December 2016 to December 2024. He finished his second term as Chair of the Government Organization Committee, and member of the Transportation Committee, Energy Utilities and Communications Committee, the Business Professions Committee, and the Insurance Committee. From November 2014 to November 2016, Mr. Dodd served in the California State Assembly. Mr. Dodd began public service in March 2000, serving on the Napa County Board of Supervisors until December 2014. Prior to his time in elected office, Mr. Dodd owned and operated a full-service water company and served as president of the water quality industry’s state and national trade associations. Mr. Dodd earned a B.S. in Business Administration from California State University, Chico. Mr. Dodd’s extensive government service and experience, and industry and business management background, qualify him to serve on our Board.

W. Craig Fugate, age 66, has been a member of the Board since May 2024. Mr. Fugate is the founder and principal of Craig Fugate Consulting LLC, established in March 2017, which focuses on building national resilience and training the next generation of emergency management leaders across the public and private sectors. Prior to founding his consulting firm, Mr. Fugate served as Administrator of the Federal Emergency Management Agency (FEMA) from May 2009 to January 2017, where he led the agency and oversaw the federal government’s response to major disasters, including the Joplin and Moore tornadoes, Hurricane Sandy, Hurricane Matthew, and severe flooding in Louisiana. From October 2001 to May 2009, Mr. Fugate served as Director of the Florida Division of Emergency Management, leading the State Emergency Operations Center and coordinating Florida’s response to 11 declared disasters. He began his emergency management career as a volunteer firefighter, paramedic, and lieutenant with Alachua County Fire Rescue, and later served as Emergency Manager for Alachua County, Florida, from 1987 to 1997. Mr. Fugate also serves on the Board of Directors of PG&E Corporation and Pacific Gas and Electric Company. Mr. Fugate’s extensive local, state, and national leadership experience in emergency management and disaster response qualifies him to serve on our Board.

R. Rimmy Malhotra, age 50, has been a member of the Board since January 2025. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for Nicoya Fund LP, a private investment partnership. Previously, from 2008 to 2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Act of 1940. Prior to this, he was an Investment Analyst at a New York based hedge fund. Since November 2019, Mr. Malhotra has been a member of the Board of Directors of Optex Systems Holdings, Inc. (NASDAQ: OPXS), is the Chair of its Nominating and Corporate Governance Committee, and sits on its Audit and Compensation Committees. Since January 2021 until August of 2024 when it merged with Horizon Kinetics, he served on the Board of Directors as lead independent director and was Chair of the Audit Committee for Scott’s Liquid Gold-Inc. (OTCBB: SLGD). Since April 2016, he has been a member of the Board of Directors of HireQuest, Inc. (NASDAQ: HQI), where he serves as Vice-Chairman of its board of directors, its lead independent director and sits on its Audit and Compensation Committees. In October of 2024, he was appointed to the board of FRMO (OTC: FRMO) where he serves as the Chair of the Audit Committee. He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from

Johns Hopkins University. Mr. Malhotra’s experience with public equity, including his service on the boards of directors of multiple public companies, and his qualifications as a financial matters expert qualify him to serve on our Board.

Susan Lee Schmeiser, age 49, has been a member of the Board since September 2021. Ms. Schmeiser has over 20 years of experience in digital marketing software, media, data analytics, and strategic partnerships. Prior to May 2023, Ms. Schmeiser served as Group President of Digital Marketing & Technology Solutions at Vericast, a MacAndrews & Forbes company, since November 2020. Prior to such position, from April 2020 to November 2020, Ms. Schmeiser served as Chief Product Officer and Senior Executive Vice President at Vericast. From 2017 to 2020, Ms. Schmeiser was Senior Vice President of Business Development and Strategy at Valassis, a leader in marketing technology and consumer engagement. From 2011 to 2017, Ms. Schmeiser served as the Vice President of Corporate Development and Strategy of MaxPoint Interactive, Inc., which was acquired by Valassis after going public in 2017. Ms. Schmeiser served as Vice President, Ad Sales Strategy at Univision from 2007 to 2011. She also held the role of Vice President at MTV Networks from 2004 to 2007. She began her career as a financial analyst in the Financial Sponsors Group of Morgan Stanley’s Investment Banking Division. Ms. Schmeiser earned a B.A. in Economics from New York University and an MBA. in General Management from Harvard Business School. Ms. Schmeiser’s leadership experience, and expertise in corporate development and strategy qualify her to serve on our Board.

Director Skills and Qualifications

Our Board and Nominating and Corporate Governance Committee believe that the skills and qualifications identified in the table below are particularly relevant to the Company when evaluating director nominees, both from an individual and collective standpoint. The fact that a particular skill or qualification is not designated does not mean the director nominee does not possess that particular attribute. We believe the combination of skills and qualifications shown below demonstrates how the Board is well-positioned to provide strategic oversight and guidance to management.

Director Skills and Qualifications	Danforth	Dodd	Fugate	Malhotra	Schmeiser	Number of Directors with Skill
Human Resources, Compensation, and Human Capital	·	·	·	·	·	5/5
Finance and Accounting	·	·		·	·	4/5
Governance and/or Public Company Experience	·		·	·	·	4/5
Mergers and Acquisitions	·	·		·	·	4/5
Sales and Marketing	·	·		·	·	4/5
Risk Management	·		·	·		3/5
Corporate Management and Strategy	·	·	·	·	·	5/5
Industry and/or Operational Experience	·		·	·	·	4/5

Nomination Process

In considering candidates for election to the Board, the Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The Nominating and Corporate Governance Committee also considers other board service, business, financial and strategic judgment of potential nominees, and desires to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as Genasys Inc.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Other than as disclosed above, there are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

For the reasons set forth in this Proxy Statement, and in particular, each nominee’s qualifications and experience described above, the Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

BOARD AND COMMITTEE MATTERS

AND CORPORATE GOVERNANCE MATTERS

Executive Officers

Mr. Danforth’s biography is provided under the section “Director Nominees” above. The following is the biography of the Company’s remaining executive officer.

Cassandra Hernandez-Monteon, age 43, has served as the Company’s Chief Financial Officer, Treasurer and Secretary since December 24, 2025, roles she had held on an interim basis since July 1, 2025. Ms. Hernandez-Monteon has more than 20 years of financial and operational leadership experience. She joined the Company in August 2018 as Finance Manager and has held roles of increasing responsibility, most recently, Vice President of Finance from June 2024 to June 2025. Prior to joining the Company, Ms. Hernandez-Monteon served for 13 years at Teledyne RD Instruments, a subsidiary of Teledyne Technologies Incorporated (collectively, “Teledyne”), where she held progressive leadership roles in finance and accounting. Ms. Hernandez-Monteon earned a Bachelor of Science in Business Administration from California State University San Marcos and a Master of Business Administration with a specialization in Accounting from National University.

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our charters for the committees of the Board, and our Whistleblower Policy. The corporate governance page can be found at www.genasys.com by clicking on “Company”, then clicking on “Investors”, then clicking on “Investor Relations” and then clicking on “Governance.” The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws, including:

•
Four of our five nominees are independent of our Company and our management;
•
All members of our standing Board committees are independent of our Company and our management;
•
The independent members of our Board meet regularly without the presence of management;
•
We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;
•
The charters of the Board committees clearly establish their respective roles and responsibilities; and
•
We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, and auditing matters.

Board of Directors

Our Board currently consists of seven directors: Richard S. Danforth, Susan Lee Schmeiser, Richard H. Osgood III, Mark Culhane, William H. Dodd, W. Craig Fugate and R. Rimmy Malhotra. During the fiscal year ended September 30, 2025, our Board held six meetings. All directors serving on the Board during the fiscal year ended September 30, 2025 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions and relationships between each director, or any of his or her family members and affiliates, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Ms. Schmeiser and Messrs. Culhane, Dodd, Fugate, Malhotra and Osgood are independent directors within the meaning of the applicable NASDAQ Stock Market listing standards.

Board Leadership Structure

Richard S. Danforth currently serves as our Chief Executive Officer and as a director. Richard H. Osgood III currently serves as Chairman of the Board and will continue to serve as Chairman of the Board until the Annual Meeting, following which a new Chairman will be appointed in accordance with our restated bylaws. The Board does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chief Executive Officer, Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Danforth to serve as Chief Executive Officer and Mr. Osgood to serve as Chairman. The Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day business operations, while allowing the Chairman of the Board to lead the Board in its primary role of review and oversight of management.

Role of Board in Risk Oversight

Our management is primarily responsible for managing risk and informing the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors or employees (including our executive officers), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Hedging Transactions

We have not adopted any practice or policy regarding the ability of our directors or employees (including our executive officers), or any of their designees, to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock.

Clawback Policy

We have adopted a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under applicable NASDAQ Stock Market rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive‑based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The

Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by NASDAQ Stock Market rules) and ultimately determines whether any adjustment will be made.

Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation Committee typically grants annual equity awards in December of each year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is usually tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

As a result, the Board and Compensation Committee (a) except as described below, grant awards without regard to the share price or the timing of the release of material nonpublic information, (b) wait until any material nonpublic information has been fully disclosed and widely disseminated to the public and at least two full business days have passed after such material nonpublic information has been disclosed before granting awards and (c) do not time grants of awards for the purpose of affecting the value of executive compensation.

Executive Sessions

As required under NASDAQ Stock Market listing standards, during the calendar year ended December 31, 2025, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal office at 16262 West Bernardo Drive, San Diego, CA 92127. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed to be of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.genasys.com.

Information Regarding the Board Committees

During the full fiscal year ended September 30, 2025, the Board had three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current charters for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee can be found on our website at www.genasys.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•
evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;
•
engages the independent registered public accounting firm;
•
determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;
•
confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;
•
reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•
considers the effectiveness of the Company’s internal control system, including information technology security and control;

•
understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;
•
monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;
•
oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•
reviews the procedures for communicating the code of business conduct and ethics to the Company personnel, and for monitoring compliance therewith;
•
reviews annually the Audit Committee’s written charter and its performance and reports the same to the Board;
•
reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;
•
discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and
•
reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to help carry out its duties. The Audit Committee is currently composed of Mr. Culhane (Chair), Mr. Dodd, Mr. Malhotra and Ms. Schmeiser. The Audit Committee met four times during fiscal year 2025.

The Board annually reviews the NASDAQ Stock Market listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ Stock Market listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that Mr. Culhane qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Mr. Culhane’s level of knowledge and experience based on a number of factors, including Mr. Culhane’s formal education and experience.

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our 2025 Equity Incentive Plan. Among other functions, the Compensation Committee:

•
reviews and approves the performance goals and objectives for executive officers, including our Chief Executive Officer;
•
evaluates the Chief Executive Officer’s performances in light of those goals and objectives and recommends to the Board the Chief Executive Officer’s compensation levels;
•
recommends to the Board the compensation of executive officers other than the Chief Executive Officer;
•
reports on executive compensation for inclusion in our Company’s proxy statements;
•
reviews annually the Board compensation and makes related recommendations to the Board; and
•
reviews annually the Compensation Committee’s written charter and its performance and reports the same to the Board.

Our Chief Executive Officer has recommended or otherwise provided input on the amount or form of compensation for our Chief Financial Officer.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to help carry out its duties. The Compensation Committee is currently composed of Mr. Culhane (Chair), Mr. Dodd, and Mr. Osgood. The Compensation Committee held four meetings during fiscal year 2025. Each member of the Compensation Committee is independent under applicable NASDAQ Stock Market listing standards and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends to our Board individuals qualified to become members of the Board, reviews and advises our Board with respect to corporate governance principals and policies, and oversees the annual evaluation of the Board’s effectiveness. Among other functions, the Nominating and Corporate Governance Committee:

•
identifies and evaluates qualified candidates to become members of our Board;
•
recommends nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);
•
recommends candidates to fill vacancies on our Board;
•
makes recommendations to our Board regarding the membership of the committees of our Board;
•
considers, develops and recommends to our Board policies and procedures with respect to the nomination of directors and other corporate governance matters; and
•
oversees the evaluation of our Board.

The Nominating and Corporate Governance Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to help carry out its duties. The Nominating and Corporate Governance Committee is currently composed of Mr. Osgood (Chair), Ms. Schmeiser, and Mr. Fugate. The Nominating and Corporate Governance Committee held one meeting during fiscal year 2025. Each member of the Nominating and Corporate Governance Committee is independent under applicable NASDAQ Stock Market listing standards.

Director Nominations

The Nominating and Corporate Governance Committee makes recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by our stockholders at each annual meeting.

Director Qualifications

The Nominating and Corporate Governance Committee believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Nominating and Corporate Governance Committee also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side; strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as an executive officer of a company larger than the Company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board and views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. Please also refer to the section “Director Skills and Qualifications” above. The Nominating and Corporate Governance Committee may modify these qualifications from time to time.

Evaluating Nominees for Director

The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee currently considers, among other factors, diversity, age, skills, experience, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ Stock Market listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee intends to use a variety of means to compile a list of potential candidates, including recommendations from current Board members and executive officers and recommendations from stockholders. The Nominating and Corporate Governance Committee may also engage, if it deems appropriate, professional search firms and other advisors to assist it in identifying candidates for the Board. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote.

Stockholder Nominations

The Nominating and Corporate Governance Committee applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources.

Any stockholder who wishes to nominate a candidate to serve on the Board, must give timely notice of the proposal in writing to our Secretary at the following address: 16262 West Bernardo Drive, San Diego, California 92127. To be timely, a stockholder’s notice of the proposal must be delivered to or mailed and received by not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our internet site at www.genasys.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Current Report on Form 8-K or on our next periodic report.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026. A representative of Baker Tilly US, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Baker Tilly US, LLP is not required by our restated bylaws or otherwise. If the stockholders fail to ratify the selection, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Baker Tilly US, LLP. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Baker Tilly US, LLP, for professional services rendered for the fiscal years ended September 30, 2025 and 2024:

	Fiscal 2025	Fiscal 2024
Audit Fees (1)	$376,043	$375,407
Audit Related Fees (2)	20,520	35,100
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$396,563	$410,507

(1)
Audit Fees include fees and expenses billed for professional services rendered in connection with the audit of our annual financial statements for those years, reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)
Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of SEC filings other than Forms 10-K and 10-Q.
(3)
Tax Fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)
All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Baker Tilly US, LLP for fiscal year 2025 or 2024.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board, Financial Accounting Standards Board, or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Baker Tilly US, LLP in providing services to us for the fiscal year ended September 30, 2026 and has concluded that such services are compatible with such firm’s independence.

Our Board recommends a vote IN FAVOR of

the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the vote of our stockholders, our Board has determined to submit the approval of our executive compensation annually to our stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Our executive compensation program received the support of stockholders holding 74.99% of our stock that was voted on the matter (excluding abstentions and broker non-votes) at our 2025 annual meeting of stockholders.

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Genasys Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2026 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 21, 2026 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the business address of each person named below is c/o Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Common Stock	Integrity Wealth Advisors Inc.	6,654,818	(2)	14.7%
	196 S Fir Street, Suite 140
	Ventura, CA 93001
Common Stock	AWM Investment Company, Inc.	5,649,544	(3)	12.5%
	527 Madison Avenue, Suite 2600
	New York, New York 10022
Common Stock	Whitebox Advisors LLC,	3,068,182	(4)	6.8%
	Whitebox General Partner LLC
	3033 Excelsior Boulevard, Suite 500
	Minneapolis, MN 55416
Common Stock	Manatuck Hill Partners, LLC	2,359,606	(5)	5.2%
	1465 Post Road East
	Westport, Connecticut 06880
Common Stock	R. Rimmy Malhotra	1,777,460	(6)(7)	3.9%
Common Stock	Richard S. Danforth	981,830	(7)	2.2%
Common Stock	Richard H. Osgood III	552,430	(7)	1.2%
Common Stock	Dennis D. Klahn	162,389	(7)	*
Common Stock	Susan Lee Schmeiser	145,636	(7)	*
Common Stock	Mark Culhane	114,547	(7)	*
Common Stock	William H. Dodd	103,706	(7)	*
Common Stock	W. Craig Fugate	68,201	(7)	*
Common Stock	Cassandra Hernandez-Monteon	27,707	(7)(8)	*

	All directors and executive officers as a group (8 persons)	3,771,517	(7)	8.3%

* Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 45,212,311 shares of common stock outstanding on January 21, 2026, plus the number of shares of common stock that such person or group had the right to acquire within 60 days of January 21, 2026. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).
(2)
Based on information provided by Integrity Wealth Advisors Inc. in a Schedule 13G filed with the SEC on September 26, 2024, which reflected 6,654,818 shares of common stock over which Integrity Wealth Advisors Inc. has sole voting and dispositive power.
(3)
Based on information provided by the stockholder in a Form 4 filed with the SEC on November 5, 2024 and a Schedule 13G/A filed with the SEC on February 14, 2024, which reflected 5,649,544 shares of common stock held of record by the following entities: 2,734,416 shares held by Special Situations Fund III QP, L.P., 617,086 shares held by Special Situations Private Equity Fund, L.P., 318,285 shares held by Special Situations Technology Fund, L.P., and 1,979,757 shares held by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and

Special Situations Private Equity Fund, L.P. Austin W. Marxe, David M. Greenhouse, and Adam L. Stettner are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders.
(4)
Based on information provided by Whitebox Advisors LLC and Whitebox General Partner LLC in a Schedule 13G filed with the SEC on October 25, 2024, which reflected warrants to purchase 3,068,182 shares of common stock over which Whitebox Advisors LLC and Whitebox General Partner LLC have shared voting and dispositive power.
(5)
Based on information provided by the stockholder in a Schedule 13G/A filed with the SEC on February 13, 2024, which reflected 2,359,606 shares of common stock over which Manatuck Hill Partners, LLC has shared voting and dispositive power, with no other reporting entity or individual mentioned. A Form 13F filed by Manatuck Hill Partners, LLC on November 11, 2025 indicates that 1,528,338 shares were being held as of September 30, 2025.
(6)
Includes 110,529 shares held by Mr. Malhotra directly and 1,628,795 shares held indirectly through Nicoya Capital LLC, Nicoya Fund LLC and Nicoya Genasys-SPV LLC. Mr. Malhotra is the managing member of Nicoya Capital LLC, which is the managing member of the Nicoya Fund LLC and Nicoya Genasys-SPV LLC.
(7)
Includes the following shares issuable upon exercise of outstanding stock options or settlement of restricted stock units within 60 days of January 21, 2026: Mr. Dodd: 38,136; Mr. Osgood: 38,136; Ms. Schmeiser: 38,136; Mr. Culhane: 38,136; Mr. Danforth: 787,138; Ms. Hernandez-Monteon: 21,167; Mr. Fugate: 38,136; Mr. Malhotra: 38,136; Mr. Klahn: 100,000 and all directors and officers as a group: 1,037,121 (this total does not include Mr. Klahn).
(8)
Does not include 1,913 shares held by Ms. Hernandez-Monteon’s spouse.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and Chief Financial Officer for the fiscal years ended September 30, 2025 and 2024. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)		All Other Compensation	Total
Richard S. Danforth	2025	$476,822	—	—	$290,620	(2)	$15,368	$782,810
Chief Executive Officer	2024	$437,091	—	—	$592,605	(2)	$14,454	$1,044,150
Dennis D. Klahn	2025	$285,760	—	—	$112,653	(2)	$16,192	$414,605
Chief Financial Officer & Secretary (3)	2024	$283,500	—	—	$75,321	(2)	$12,757	$371,578
Cassandra Hernandez-Monteon	2025	$211,538	—	—	$25,034	(2)	$7,987	$244,559
Chief Financial Officer & Secretary (4)	2024	$—	—	—	$—		$—	$—

(1)
The dollar amounts represent the fair value of the awards granted during each of the fiscal years presented in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the applicable fiscal year included in our Annual Report on Form 10-K with respect to such year.
(2)
Represents stock options subject to time vesting.
(3)
Mr. Klahn retired from his position as Chief Financial Officer effective July 1, 2025, but still provides consulting services to the Company as of the end of fiscal year 2025.
(4)
Ms. Hernandez-Monteon was appointed as interim Chief Financial Officer effective July 1, 2025 and was formally appointed Chief Financial Officer on December 24, 2025.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2025, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above.

On December 24, 2025, the Board promoted Ms. Hernandez-Monteon to the position of Chief Financial Officer, Treasurer and Secretary, a role she had held on an interim basis since July 1, 2025. The Board also increased Ms. Hernandez-Monteon’s base salary to $275,000 and approved a bonus plan for fiscal year 2026 with payouts between 0% and 100% of her base salary. Ms. Hernandez-Monteon’s target cash bonus corresponds to 50% of her base salary. The performance objectives for the cash bonus consist of a revenue measure (weighted 33.33%), an adjusted EBITDA measure (weighted 33.33%), and a bookings measure (weighted 33.33%). A cash bonus is payable if (a) 85% of the target bookings measure is achieved or (b) 85% of target revenue is achieved or (c) 85% of target adjusted EBITDA is achieved (each of (a), (b) and (c), a “Cash Bonus Threshold”). Once a Cash Bonus Threshold has been met, a cash bonus corresponding to between $22,917 and $91,667 is payable with respect to the applicable measure, with

$91,667 payable if the applicable measure is achieved at the 135%+-of-target level. The minimum cash bonus payable is $0 and the maximum cash bonus payable is $275,000.

Ms. Hernandez-Monteon was furthermore granted, effective December 24, 2025, 70,000 restricted stock units (“RSUs”) under the Company’s 2025 Equity Incentive Plan, with 35,000 of such units subject to time-based vesting in three equal increments on the annual anniversaries of the grant date, and 35,000 of such units subject to performance-based vesting upon achievement of a revenue measure (weighted 33.33%), an ARR measure (weighted 33.33%) and a debt-repayment measure (weighted 33,33%), in each case subject to accelerated vesting upon a change of control. RSUs with respect to both the revenue measure and the ARR measure begin vesting once 85% of target revenue and 85% of the target ARR measure, respectively, have been attained. The minimum number of performance-based RSUs that can vest is 0 and the maximum number is 35,000.

On January 26, 2026, the Compensation Committee and the Board approved the following compensation for Mr. Danforth for the Company’s 2026 fiscal year: A base salary of $490,000, a cash bonus plan based on the achievement of specified performance objectives, a grant of 200,000 RSUs under the Company’s 2025 Equity Incentive Plan subject to time-based vesting, and a grant of 200,000 RSUs under such plan subject to performance-based vesting. The RSUs subject to time-based vesting vest with respect to 67,000 shares on December 31, 2026 and with respect to 133,000 shares on December 31, 2027.

Mr. Danforth’s target cash bonus corresponds to 100% of his base salary. The performance objectives for the cash bonus consist of a revenue measure (weighted 30%), an ARR measure (weighted 30%), and a debt-repayment measure (weighted 40%). A cash bonus is payable if (a) the debt-repayment measure is achieved or (b) 85% of target revenue is achieved or (c) 85% of the target ARR measure is achieved (each of (b) and (c), a “Cash Bonus Threshold”). Once the debt repayment measure has been met, a cash bonus of $196,000 is payable. Once a Cash Bonus Threshold has been met, a cash bonus corresponding to between $73,500 and $294,000 is payable with respect to the applicable measure, with $294,000 payable if the applicable measure is achieved at the 135%+-of-target level. The minimum cash bonus payable is $0 and the maximum cash bonus payable is $784,000.

The performance objectives for the 200,000 performance-based RSUs consist of the same three performance objectives as for Mr. Danforth’s cash bonus, except that (i) the ARR measure is applied differently and (ii) no such RSUs vest until and unless all three performance objectives are met at specified levels. For any such RSUs to vest, the debt-repayment measure must be achieved, and each of the revenue and ARR measures must be achieved at the 95%-of-target level (such vesting condition, the “Performance RSU Vesting Threshold”). Once the Performance RSU Vesting Threshold has been met, 150,000 performance-based RSUs vest, with additional such RSUs vesting based on achievement percentages for the revenue and ARR measures between 95% and 100% of target. The minimum number of performance-based RSUs that can vest is 0, and the maximum number is 200,000. The shares underlying performance-based RSUs are earned on the day that the Company’s independent registered public accounting firm delivers its audit opinion with respect to the 2026 fiscal year. All time- and performance-based RSUs are subject to the change of control and severance provisions in Mr. Danforth’s employment agreement. In connection with the RSU grants, the Compensation Committee and the Board canceled performance-based options to purchase 800,000 shares granted to Mr. Danforth on October 8, 2022.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Richard S. Danforth We are party to an employment agreement with Mr. Danforth pursuant to which he is employed as Chief Executive Officer and that provides for severance benefits including twelve months’ salary and health benefits, a pro-rata share of his annual cash bonus for the fiscal year in which the termination occurs to which he would have become entitled had he remained employed through the end of such fiscal year, and vesting of the stock options held by him that are subject to performance-based vesting based. The agreement also has a change of control clause whereby in the event of a specified termination event, the Chief Executive Officer would be entitled to receive in a single lump sum (a) an amount equal to two times the sum of his base salary then in effect and his then target annual cash bonus, (b) a pro-rata share of his annual cash bonus for such year and (c) the cost of his and his dependents’ coverage under COBRA for an 18-month period. In addition, in such event, all stock options held will vest on the date of termination.

Ms. Cassandra Hernandez-Monteon We are party to a letter agreement with Ms. Hernandez-Monteon pursuant to which she is employed as Chief Financial Officer. Under her agreement, Ms. Hernandez-Monteon receives a base salary of $275,000, participates in a performance-based bonus plan and was granted 70,000 restricted stock units under the 2025 Equity Incentive Plan, half of which are subject to time-based vesting and half are subject to performance-based vesting. Ms. Hernandez-Monteon is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, she will be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Mr. Dennis D. Klahn We were party to a letter agreement with Mr. Klahn pursuant to which he was employed as Chief Financial Officer. Under his letter agreement, Mr. Klahn received an annual salary determined by the Compensation Committee and participated in bonus, benefit and other incentives at the discretion of the Compensation Committee. Mr. Klahn’s employment was not for a specified period or term of employment and was terminable at-will by us or by Mr. Klahn for any reason, with or without notice. Mr. Klahn was entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he would be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. Mr. Klahn retired from his position as Chief Financial Officer effective July 1, 2025.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2025.

	Option Awards							Stock Awards
	Grant	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not
Name	Date	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)	Vested ($)
Richard S. Danforth	10/4/2019	187,138	—	(1)	212,862	$3.39	10/4/2026	—	—
	10/8/2022	200,000	—	(1)	—	$2.69	10/8/2029	—	—
	10/8/2022	—	400,000	(2)	—	$2.69	10/8/2029	—	—
	10/8/2022	—	400,000	(2)	—	$2.69	10/8/2029	—	—
	8/19/2024	300,000	150,000	(3)	—	$2.70	8/19/2031	—	—
	10/3/2024	—	200,000	(4)	—	$3.55	10/3/2031	—	—
Cassandra Hernandez-Monteon	02/14/2023	—	—		—	$—	—	1,166	2,857	(5)
	12/12/2023	6,667	13,333	(6)	—	$1.70	12/12/2030	—	—
	12/12/2024	—	20,000	(7)	—	$2.59	12/12/2031	—	—
Dennis Klahn	2/14/2023	—	—		—	$—	—	10,000	24,500	(5)
	12/12/2023	30,000	60,000	(6)	—	$1.70	12/12/2030	—	—
	12/12/2024	—	90,000	(7)	—	$2.59	12/12/2031	—	—

(1)
The option is fully vested.
(2)
The number of shares that vest is based on the achievement of certain performance criteria as determined on September 30, 2026. These options were subsequently cancelled as of January 26, 2026.
(3)
The option vests as to 1/3 of the shares on September 30, 2024, and 1/3 of the shares on September 30, 2025 and 1/3 of the shares on September 30, 2026.
(4)
The option vests as to 1/2 of the shares on October 3, 2025, and 1/2 of the shares on October 3, 2026.
(5)
The restricted stock unit vests as to 1/3 of the shares on each anniversary of the date of grant of February 14, 2023, until fully vested.
(6)
The option vests as to 1/3 of the shares on each anniversary of the date of grant of December 12, 2023, until fully vested.
(7)
The option vests as to 1/3 of the shares on each anniversary of the date of grant of December 12, 2024, until fully vested.

Potential Payments Upon Termination or Change-in-Control

Mr. Danforth’s employment agreement provides for payments and other benefits upon certain termination and change in control events as described above in “Employment Agreements.” We also have a Change in Control Severance Benefit Plan, which is incorporated into Ms. Hernandez-Monteon’s employment agreement, under which, in the event of a qualifying termination, a participating executive will be entitled to receive (a) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (b) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (c) continuation of health benefits for twenty-four months and (d) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change in Control Severance

Benefit Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of our Company.

Role of Independent Compensation Consultant

In 2022, the Compensation Committee engaged FW Cook to conduct an independent review of the Company’s Chief Executive Officer and Chief Financial Officer compensation. FW Cook was requested to provide a competitive reference for pay levels and compensation philosophy, among other things. In 2024, the Compensation Committee requested that FW Cook update their review using recent peer group benchmarks.

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2025 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2025.

Director Compensation Fiscal Year 2025

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Total
Mark Culhane	$30,000	(3)	$90,000	$120,000
William Dodd	$30,000	(3)	$90,000	$120,000
Craig Fugate	$30,000	(3)	$90,000	$120,000
Richard H. Osgood III	$30,000	(3)	$90,000	$120,000
R. Rimmy Malhotra (2)	$21,250	(3)	$103,350	$124,600
Susan Lee Schmeiser	$30,000		$90,000	$120,000

(1)
Reflects the aggregate grant date fair value for shares of common stock and restricted stock units granted during the fiscal year ended September 30, 2025, computed in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2025, included in our Annual Report on Form 10-K filed with the SEC on December 15, 2025.
(2)
Mr. Malhotra joined the Board, effective January 15, 2025, and received a pro-rated initial RSU grant corresponding to 5,000 shares of common stock.
(3)
Includes $15,000 paid in shares of the Company’s common stock in lieu of quarterly installments of the annual cash retainer, described below, for the third and fourth quarters of fiscal year 2025. These shares are not included in the “Stock Awards” column.

Each of our non-employee directors receives a grant of 38,136 restricted stock units annually on the date of our annual meeting of stockholders, subject to the overall director compensation limits set forth in the 2025 Equity Incentive Plan. Each of our non-employee directors also receives an annual cash retainer equal to $30,000, which is paid in equal quarterly installments and is prorated for partial year service. No additional amounts are payable for committee participation.

Role of Independent Compensation Consultant

In 2022, the Compensation Committee engaged FW Cook to conduct an independent review of the Company’s non-employee director compensation program. FW Cook was requested to provide a competitive reference for pay levels and compensation philosophy, among other things. In 2025, the Compensation Committee requested that FW Cook update their review using recent peer group benchmarks.

PAY VERSUS PERFORMANCE

The following table shows information about the relationship between compensation actually paid for our principal executive officer (PEO) and our non-PEO named executive officers (NEOs) and certain financial performance of the Company for the fiscal years ending September 30, 2025, September 2024 and September 30, 2023.

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2)	Average summary compensation table total for non-PEO NEOs (3)	Average compensation actually paid to non-PEO NEOs (4)	Value of initial fixed $100 investment based on: Total shareholder return (5)	Net income (Loss)
2025	$782,810	$390,932	$414,605	$287,296	$68.82	$(18,112,000)
2024	$1,044,150	$1,235,962	$371,578	$535,768	$177.11	$(31,730,000)
2023	$667,491	$553,491	$410,617	$352,584	$72.56	$(18,396,000)

(1)
The dollar amounts reported are the amounts of total compensation reported for our PEO, Richard Danforth, in the Summary Compensation Table for fiscal years 2025, 2024 and 2023.
(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Danforth during the applicable year after adjusting for the fair value of stock options granted under our Amended and Restated 2015 Equity Incentive Plan.
(3)
The dollar amounts reported are the average of the total compensation reported for our NEO, other than our PEO, Dennis Klahn, who served as Chief Financial Officer for fiscal years 2025, 2024 and 2023.
(4)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Klahn during the applicable year after adjusting for the fair value of restricted stock units granted under our Amended and Restated 2015 Equity Incentive Plan.
(5)
Total shareholder return is calculated as the difference between the price of our common stock at the end of each fiscal year, represented by the closing trading price as of that date, compared to the price of our common stock at the beginning of the measurement period, represented by the closing trading price as of the last day of our 2022 fiscal year. No dividends were declared or paid during either of the fiscal years presented.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2025, we had two equity incentive plans under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the 2025 Equity Incentive Plan and the Amended and Restated 2015 Equity Incentive Plan. Each of these plans was approved by our stockholders. The following table sets forth information as of September 30, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,276,458	$2.70	5,686,184
Equity compensation plans not approved by security holders	—	—	—
Total	4,276,458	$2.70	5,686,184

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements of Genasys Inc. (the “Company”) for the year ended September 30, 2025 with management and with the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee). The Audit Committee has also received written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

AUDIT COMMITTEE

Mark Culhane

Susan Lee Schmeiser

William H. Dodd

R. Rimmy Malhotra

December 3, 2025

DELINQUENT SECTION 16(a) FILINGS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2025, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, other than a Form 4 filed by Richard Danforth on January 17, 2025 reporting an option grant.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2025 there were no (and there are no currently proposed) reportable transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year-end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC is September 30, 2026.

Our restated bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to nominate candidates for director or have a stockholder proposal considered at our 2027 annual meeting, the stockholder must give timely notice of the proposal in writing to our Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 17, 2026 and not later than January 16, 2027; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting. The deadline for providing notice of a solicitation of proxies in support of director nominees other than our nominees for our 2027 annual meeting is Saturday, January 16, 2027.

OTHER MATTERS

Other Matters Brought Before the Annual Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, printing and mailing of the Notice of Internet Availability, the filing of the Proxy Statement, the printing and mailing of proxy materials to any stockholder upon his or her request, and any additional information furnished to stockholders. Copies of the Notice of Internet Availability may be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on stockholders’ behalf to send a single Notice of Internet Availability to any household at which two or more of our stockholders reside, if either we or the brokers believe that such stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive access to a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own notices of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single notice of our annual disclosure documents should follow the instructions described below:

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Stockholders whose shares are registered in their own name should contact BetaNXT, Inc., and inform them of their request by calling them at (866) 648-8133 or emailing them at paper@investorelections.com.
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Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly, and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number on such request.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Electronic Delivery of Proxy Materials and Annual Reports

We rely on the SEC rule commonly known as “Notice and Access” that permits companies to furnish proxy materials to stockholders over the internet. This process enables us to expedite delivery of materials to our stockholders and reduces the costs to us of printing and mailing paper proxy materials. In accordance with the Notice and Access rules, on or about February 3, 2026, we will send those stockholders of record as of the close of business (Eastern Time) on the record date a Notice of Internet Availability. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and annual report online.

As more fully described in the Notice of Internet Availability, stockholders may choose to access our proxy materials at www.proxydocs.com/GNSS or may request to receive a printed set of our proxy materials. The Notice of Internet Availability and www.proxydocs.com/GNSS provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail for the Annual Meeting and on an ongoing basis. Stockholders who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials in the format requested.

Additional Documentation

A copy of our Annual Report to the SEC on Form 10-K for the fiscal year ended September 30, 2025 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at Genasys Inc., 16262 West Bernardo Drive, San Diego, California 92127 or at (858) 676-1112.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to vote your shares promptly.

By Order of the Board of Directors Richard H. Osgood III Chairman of the Board

January 28, 2026

genasys

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Genasys Inc.

Annual Meeting of Stockholders

For Stockholders of record as of January 21, 2026

Tuesday, March 17, 2026 9:00 AM, Pacific Time

Annual Meeting to be held live via the internet - please visit www.proxydocs.com/GNSS

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Pacific Time, March 17, 2026.

Internet:
www.proxypush.com/GNSS

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-390-5361

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard S. Danforth and Cassandra Hernandez-Monteon (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Genasys Inc. (the "Company") which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion. The holder of the proxy, in his or her discretion, is further authorized to vote (x) for the election of a person to the Company's Board of Directors, if any nominee named herein becomes unable to serve or for a good cause will not serve, (y) on any matter which the Company's Board of Directors did not know would be presented at the meeting by December 22, 2025, and (z) on other matters which may properly come before the meeting and any adjournments or postponements thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved genasys

Genasys Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR EACH OF THE DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;				
		FOR	WITHHOLD		
	1.01 Richard S. Danforth	☐	☐		FOR
	1.02 William H. Dodd	☐	☐		FOR
	1.03 W. Craig Fugate	☐	☐		FOR
	1.04 R. Rimmy Malhotra	☐	☐		FOR
	1.05 Susan Lee Schmeiser	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2026;	☐	☐	☐	FOR
3.	To consider an advisory vote on the compensation of our named executive officers.	☐	☐	☐	FOR
	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.				

You must register prior to the deadline specified in the proxy materials to attend the meeting online and/or participate at www.proxydocs.com/GNSS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________